UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2022
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

(e) On March 16, 2022, Savneet Singh and PAR Technology Corporation (the “Company”) entered into an amendment (the “Amendment”) to Mr. Singh’s employment letter, dated February 27, 2020, as amended on February 16, 2021 (the “Employment Letter”).

This Amendment (i) increases Mr. Singh’s base salary to $620,000; (ii) modifies Mr. Singh’s annual short-term incentive bonus payout for the Company’s fiscal year ending December 31, 2022 (“FY 2022”); and (iii) modifies Mr. Singh’s performance goals linked to the performance-vesting restricted stock units he was granted under the Employment Letter that are subject to vesting for the performance period January 1, 2022 to December 31, 2023 (the “Third Performance Period”).

Mr. Singh’s annual short-term incentive bonus payout of his base salary earned for FY 2022 was changed to the following:

Achievement	Payout
85% (threshold)	50%
90%	75%
95%	95%
100% (target)	100%
110%	110%
120%	130%
130% (maximum)	160%

Mr. Singh’s performance goals for the Third Performance Period were changed from Restaurant Annual Recurring Revenue Growth (as such term is defined in the Employment Letter) and Restaurant Annual Recurring Revenue Gross Margin (as such term is defined in the Employment Letter) to Annual Recurring Revenue and Annual Recurring Revenue Gross Margin.

For purposes of the Employment Letter, “Annual Recurring Revenue” means the annualized revenue from SaaS and related revenue of the Company’s software products as of the last day of the Third Performance Period, and “Annual Recurring Revenue Gross Margin” means the Company’s gross margin of revenue from SaaS, related revenue of its software products and recurring payment processing services revenue, net of expenses, and excluding amortization of acquired and internally developed technology. Annual Recurring Revenue is calculated by annualizing the monthly recurring revenue for all locations active on the Company’s SaaS software as of the last day of the Third Performance Period and includes recurring payment processing services revenue, net of expenses.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	March 18, 2022	/s/ Cathy A. King
Cathy A. King
Vice President, General Counsel and
Corporate Secretary